UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2021

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or other jurisdiction of incorporation)	000-55782 (Commission File Number)	32-0506267 (I.R.S. Employer Identification No.)

2901 Butterfield Road Oak Brook, Illinois		60523
(Address of principal executive offices)		(Zip Code)

(800) 826-8228

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:  Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words such as “may,” “could,” “should,” “expect,” “intend,” “plan,” “goal,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “variables,” “potential,” “continue,” “expand,” “maintain,” “create,” “strategies,” “likely,” “will,” “would” and variations of these terms and similar expressions indicate forward-looking statements.  These forward-looking statements reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not factual or guarantees of future performance, and we caution stockholders not to place undue reliance on them. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to risks related to blind pool offerings, best efforts offerings, use of short-term financing, borrower defaults, changing interest rates, the effects of the COVID-19 pandemic, particularly on hospitality and retail properties, including our hotel, and on related mortgage loans and securities, and other risks detailed in the Risk Factors section in our most recent Annual Report on Form 10-K and in subsequent filings on Form 10-Q as filed with the Securities and Exchange Commission and made available on our website.  Forward-looking statements reflect our management’s view only as of the date they are made and may ultimately prove to be incorrect. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results except as required by applicable law. We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 10, 2021, the operating partnership subsidiary, InPoint REIT Operating Partnership, LP, a Delaware limited partnership (“Borrower”), of InPoint Commercial Real Estate Income, Inc. (the “Company”) entered into a Loan and Security Agreement (“LSA”) and a Promissory Note (collectively with the LSA, the “Western Alliance Facility”) with Western Alliance Bank, an Arizona corporation (the “Lender”). The Western Alliance Facility provides for loan advances up to the lesser of $75 million or the Borrowing Base.  The Borrowing Base consists of eligible assets pledged to and accepted by the Lender in its discretion up to the lower of (i) 60% to 70% of loan-to-unpaid balance or (ii) 45% to 50% of the loan-to-appraised value (depending on the property type underlying the asset, for both (i) and (ii)).  Assets that would otherwise be eligible become ineligible after being pledged as part of the Borrowing Base for 36 months.

The Borrower expects to use advances under the Western Alliance Facility to finance the acquisition or origination of commercial mortgage loans. The Western Alliance Facility acts in the manner of a revolving credit facility that can be repaid as the Borrower’s mortgage loan assets are paid off and re-drawn as advances against new assets.  Advances under the Western Alliance Facility accrue interest at an annual rate equal to one-month LIBOR plus 3.25% with a floor of 4.0%. The initial maturity date of the Western Alliance Facility is March 10, 2023.  The Borrower has an option to convert the loan made pursuant to the Western Alliance Facility upon its initial maturity to a term loan with the same interest rate and floor and a maturity of two years in exchange for, among other things, a conversion fee of 0.25% of the outstanding amount at the time of conversion.

In connection with the Western Alliance Facility, the Company entered into a Guaranty dated March 10, 2021 (the “Guaranty”), under which the Company agreed to guarantee all obligations, indebtedness and liabilities of the Borrower under the Western Alliance Facility and all related documents and agreements up to 30% of the amount owed under the Western Alliance Facility at the Determination Date plus certain additional amounts specified in the Guaranty, including all advances after the Determination Date.  “Determination Date” means the earlier of (i) the date the Lender issues a written demand for payment under the Guaranty, (ii) the date of maturity of the loan, or (iii) the date upon which Lender elects to accelerate the maturity date of the loan pursuant to the Western Alliance Facility loan documents.

The Western Alliance Facility and the Guaranty contain representations, warranties, covenants, conditions precedent to funding, events of default and acceleration and indemnities that are customary for agreements of this type, including covenants requiring maintenance by the Company of a minimum debt service coverage ratio, tangible net worth, and global debt to tangible net worth ratio and maintenance of an average unrestricted aggregate deposit account balance with the Lender of not less than $3.75 million.  Failure to meet the minimum deposit balance will result in, among other things, the interest rate of the Western Alliance Facility increasing by 0.25% per annum for each quarter in which the compensating balances are not maintained. If the amount of the obligations (excluding interest) exceeds the Borrowing Base, Borrower must, within 15 days after written notice from Lender (i) pay the difference to Lender or (ii) provide to Lender a lien and security interest in additional collateral acceptable to Lender in its sole and absolute discretion.

The Lender and certain of its affiliates engage in various banking activities, which include a full spectrum of customized loan, deposit and treasury management capabilities. The Lender and its related entities may in the future engage, in commercial or investment banking transactions with affiliates of the Company in the ordinary course of their business. In connection with such future commercial or investment banking transactions, the Lender or its affiliates would receive customary compensation and expense reimbursement.

The descriptions set forth above are qualified in their entirety by the actual provisions of the LSA, the Promissory Note and the Guaranty, a copy of each of which is attached as Exhibit 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Loan and Security Agreement, dated March 10, 2021, between Western Alliance Bank and InPoint REIT Operating Partnership, LP
10.2	Promissory Note, dated March 10, 2021, made by InPoint REIT Operating Partnership, LP to Western Alliance Bank
10.3	Guaranty Agreement, dated March 10, 2021, executed by InPoint Commercial Real Estate Income, Inc., as Guarantor, for the benefit of Western Alliance Bank, as Lender

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPOINT COMMERCIAL REAL ESTATE INCOME, INC.
Date:	March 16, 2021	By:	/s/ Catherine L. Lynch
Catherine L. Lynch
Chief Financial Officer